SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                                  SCHEDULE 14C
              Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


                           Check the appropriate box:

                      [X] Preliminary Information Statement

                [_] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6 (e)(2))

                      [_] Definitive Information Statement


                            Cambridge Holdings, Ltd.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)


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previously. Identify the previous filing by registration statement number, or
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(1) Amount Previously Paid:

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(4) Date Filed:

                            CAMBRIDGE HOLDINGS, LTD.

                         106 South University Blvd., #14
                                Denver, CO 80209

                                  June __, 2005

Dear Shareholder:

We are sending you this information statement to inform you that holders of a majority of our shares have decided to approve a plan of liquidation and an amendment to our Articles of Incorporation. Under the plan of liquidation, we will wind up our business and distribute substantially all of our assets to our shareholders after paying or making adequate provision for our debts, liabilities and other obligations. We will remain a public company and continue to make required filings with the Securities and Exchange Commission, because we believe that our company may be an attractive merger candidate in the future, although we have made no efforts to identify any merger candidate. The amendment to our Articles of Incorporation will allow us to receive shareholder approval for certain actions by obtaining the written consent from shareholders holding the minimum number of shares that would be required to approve the action at a meeting at which all of the shares entitled to vote on such matter were present and voted on such matter in accordance with a recent amendment to the Colorado Business Corporation Act.

After careful consideration, our board of directors has decided that liquidation as set forth in the plan of liquidation would best maximize shareholder value and that the amendment to our Articles of Incorporation is in the best interests of our shareholders.

A special meeting of our shareholders will be held at the offices of Brownstein Hyatt & Farber, P.C., 410 Seventeenth Street, 22nd Floor, Denver, Colorado 80202, on July 25, 2005 at 10:00 am mountain time for the following purposes:

o    approval and adoption of the plan of liquidation;

o    approval and adoption of an amendment to our Articles of Incorporation; and

o transaction of any other business properly brought before the special meeting.

Holders of approximately 78.3% of our common stock have informed us that they intend to vote in favor of the plan of liquidation and amendment to our Articles of Incorporation. Accordingly, approval of these actions is assured. Our board of directors has fixed the close of business on June 23, 2005 as the record date for determining the shareholders entitled to notice of the special meeting and to vote at the meeting. You are welcome to attend the meeting.

This information statement contains detailed information about the actions to be taken at the meeting and the reasons our board has decided that they are in the best interests of our shareholders. The plan of liquidation and the amendment to our Articles of Incorporation are attached to the information statement as Appendix A and Appendix B, respectively.


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is first being mailed to shareholders on or about the date hereof to all shareholders at the close of business on June 23, 2005.

                                TABLE OF CONTENTS

                                                                            Page


SUMMARY........................................................................1

THE SPECIAL MEETING............................................................4

         General  .............................................................4

         Required Vote.........................................................4

         Record Date; Quorum; Shares Outstanding and
         Entitled to Vote; Voting of Proxies...................................4

         Security Ownership of Management......................................4

THE PLAN OF LIQUIDATION........................................................7

         Background............................................................7

         Reasons for the Liquidation; Recommendation of
         our Board of Directors................................................7

         Interests of Our Directors and Executive Officers
         in the Liquidation....................................................8

         Description of the Plan of Liquidation................................8

         No Dissenters' or Appraisal Rights...................................10

THE AMENDMENT TO OUR ARTICLES OF INCORPORATION................................11

         Background...........................................................11

         Reasons for the Amendment to our Articles of Incorporation;
         Recommendation of our Board of Directors.............................11

FORWARD-LOOKING STATEMENTS....................................................12

RISK FACTORS..................................................................13

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES..................................15

         General  ............................................................15

         Tax consequences to Cambridge Holdings...............................15

         Tax consequences to U.S. shareholders................................15

         Backup Withholding...................................................16

WHERE YOU CAN FIND MORE INFORMATION...........................................17



                                     ANNEXES

Annex A  PLAN OF LIQUIDATION OF CAMBRIDGE HOLDINGS, LTD.

Annex B  AMENDMENT TO THE ARTICLES OF INCORPORATION OF CAMBRIDGE HOLDINGS, LTD.

                                     SUMMARY

This summary highlights selected information contained in this information statement and may not contain all of the information that is important to you. For a more complete description of the plan of liquidation and the amendment to our Articles of Incorporation, you should carefully read the entire information statement, including Appendix A and Appendix B.



Time, date and place of               The special shareholder meeting will be
special shareholder meeting:          held at the offices of  Brownstein Hyatt
                                      & Farber, P.C., 410 Seventeenth Street,
                                      22nd Floor, Denver, Colorado 80202 on
                                      July 25, 2005 at 10:00 a.m. mountain time.

Purpose of the meeting:               1. To consider and vote upon the approval
                                      and adoption of a plan of liquidation
                                      pursuant to which we would wind up our
                                      business and distribute substantially
                                      all of our assets to our shareholders
                                      after paying or making adequate provision for our debts, liabilities and other obligations. A copy of the plan of liquidation is attached as Appendix A to this information statement.

                                      2. To consider and vote upon the approval and adoption of an amendment to our Articles of Incorporation. A copy of the amendment to our Articles of Incorporation is attached as Appendix B to this information statement.

                                      3. To transact any other business that is properly brought before the special meeting.

Approval of matters to be             Under Colorado law and our Articles of
voted on at the meeting is            Incorporation, approval of the plan of
assured:                              liquidation and the amendment to our
                                      Articles of Incorporation requires the
                                      affirmative vote of the holders of a
                                      majority of the issued and outstanding
                                      shares of our common stock. Holders of
                                      approximately 78.3% of our common stock
                                      have informed us that they intend to
                                      vote in favor of these actions.
                                      Accordingly, approval is assured.

Record date:                          Holders of record of our common stock as
                                      of the close of business on June 23, 2005 will be entitled to receive notice of and vote at the meeting.

Board recommendation:                 Our board of directors has unanimously
                                      approved the plan of liquidation and the amendment to our Articles of Incorporation and recommends that you vote FOR approval and adoption of these actions.

Voting rights:                        Holders of common stock are entitled to
                                      cast one vote for each share held on the record date on each matter submitted to the shareholders at the special meeting.

Timing and procedure of               As promptly as practicable after approval
plan of liquidation:                  of the plan  of liquidation by our
                                      shareholders, we will wind up our
                                      business. We will not engage in any
                                      business activities except for the
                                      purposes of collecting our assets,
                                      disposing of our properties that will not be distributed in kind to our shareholders, discharging or making provision for discharging our liabilities, distributing our remaining property among our shareholders, and taking other actions necessary to wind up and liquidate our business and affairs. Before distributing any assets to our shareholders, we will pay and discharge, or make provision reasonably likely to provide sufficient compensation for, all of our claims and obligations, including claims that are contingent, conditional, unmatured, pending or that have not yet arisen but are likely to arise within the next five years. We will estimate and establish a reasonable contingency reserve fund to pay future claims, contingencies and expenses, including the ongoing expense of complying with the filing requirements of the Securities and Exchange Commission. Our remaining assets will be distributed to our shareholders in one or more liquidating distributions. Uncertainties as to the net value of our assets and the ultimate amount of our liabilities make it difficult to predict the amount, if any, that will be distributed to shareholders or the timing of any distributions that might be made; however, we estimate that the value of the assets distributed to our shareholders will exceed $.31 per share. We expect the first liquidating distribution to occur during the third calendar quarter of 2005.

Trading of common stock               We will remain a publicly traded company
following plan of liquidation:        and will continue to file reports and
                                      other information required by the
                                      Securities Exchange Act of 1934. Trading in our shares will continue to be reported on the Over-The-Counter Bulletin
                                      Board System. We believe that following the distribution of our investment assets we may be an attractive merger candidate in the future, although we have made no efforts to identify any merger candidate.
                                      The plan of liquidation permits our board of directors to choose in the future to dissolve our company, in which case the shares will cease to trade. In the event of a possible future merger, we expect the company to change its name and symbol.
                                      You will be advised of any such change.

Reasons for the liquidation:          Our board of directors, after reviewing
                                      several alternatives, believes that
                                      liquidation of the company is the best
                                      method to maximize shareholder value.
                                      See "Plan of Liquidation--Reasons for the Liquidation."

Potential of continuing               If our contingency reserve is too small,
liability of shareholders             claims may be  brought against us that we
following liquidation:                cannot pay. In that case, our
                                      shareholders may be liable to successful
                                      claimants to the   extent of their pro
                                      rata share of the corporate assets
                                      previously distributed to them in the
                                      liquidation. However, in no event would a shareholder be liable for an amount greater than that received in any liquidating distributions. We currently have no contingent claims nor are we aware of any possible alleged contingent claims.

Federal income tax                    We will remain subject to income tax on
consequences of liquidation:          any taxable income  we recognize. We
                                      should be able to offset taxable gain on sales or income with operating losses, expenses and net operating and capital loss carry-forwards. Each shareholder will recognize a gain or loss equal to the difference between the aggregate amount of the liquidating distributions made to the shareholder and the adjusted tax basis of the shareholder's shares. We encourage our shareholders to consult their own tax advisors as to the particular tax consequences to them.

Conflicts of interest for             All of our executive officers and
plan of liquidation:                  directors own shares of our common stock
                                      or options to purchase shares of our
                                      common stock, or both. They, as
                                      shareholders, will receive the same
                                      per share distribution as our other
                                      shareholders.

No statutory dissenters' rights:      Under Colorado law, you are not entitled
                                      to dissenters' rights with respect to the plan of liquidation.

Reasons for the amendment to          The amendment to our Articles of
our Articles of Incorporation:        Incorporation will allow us to receive
                                      shareholder approval for certain actions by obtaining the written consent from shareholders holding the minimum number of shares that would be required to approve the action at a meeting at which all of the shares entitled to vote on such matter were present and voted on such matter.
                                      Since a shareholder meeting will not be
                                      required in the future for actions that
                                      may be approved by written consent of the requisite number of shares, this amendment will significantly reduce the time, cost and expense of obtaining such consents.

Risk factors:                         Please see "Risk Factors" for a
                                      discussion of risks to shareholders
                                      related to the plan of liquidation.

                               THE SPECIAL MEETING

General
-------

At the special meeting, our shareholders will be asked to consider and vote upon
(1) a proposal to approve and adopt the plan of liquidation, (2) a proposed amendment to our Articles of Incorporation and (3) any other business that is properly brought before the meeting or any adjournments. The special meeting will be held on July 25, 2005 at 10:00 a.m. mountain time at the offices of Brownstein Hyatt & Farber, P.C., 410 Seventeenth Street, 22nd Floor, Denver, Colorado 80202.

Required Vote
-------------

Under our Articles of Incorporation and Colorado law, approval and adoption of the plan of liquidation and the amendment to our Articles of Incorporation require the affirmative vote of a majority of the issued and outstanding shares of our common stock, voting as a single voting group. Holders of approximately 78.3% of our common stock have informed us that they intend to vote in favor of these actions. Accordingly, approval is assured.

Record Date; Quorum; Shares Outstanding and Entitled to Vote; Voting of Proxies
-------------------------------------------------------------------------------

Holders of common stock are entitled to cast one vote for each share held on the record date on each matter submitted to the shareholders at the meeting.

Our board of directors set June 23, 2005 as the record date for the special meeting. Accordingly, only holders of shares of our common stock at the close of business on that date are entitled to notice of and to vote at the special meeting. As of the record date, 3,179,870 shares of our common stock were outstanding and entitled to vote.

Under our bylaws, the holders of a majority of the votes entitled to be cast will constitute a quorum and will be sufficient for transacting business at the special meeting. If a quorum is not present or represented at the special meeting, the shareholders that are entitled to vote at the meeting may adjourn the meeting until the amount of shares required to constitute a quorum is present.

Shares entitled to vote that are represented in person or by proxy will be counted for purposes of determining whether a quorum is present. In addition, shares held of record by a broker that are present in person or represented by proxy will be counted for purposes of determining a quorum. However, if under rules applicable to brokers, a broker does not have discretionary voting authority to vote on any matter at the special meeting in the absence of instructions from the beneficial owners, then shares as to which no voting instructions have been furnished will be considered "broker non-votes" and will not be counted with regard to any proposal for which no instructions have been provided.

Any properly executed proxies that we receive prior to the special meeting and that have not been revoked will be voted at the special meeting in accordance with the instructions indicated in the proxies. Any proxy may be revoked by the person giving it at any time before it is voted. Written proxies may be revoked by:

o filing with our corporate secretary (including by facsimile) a written notice of revocation bearing a later date than the date of the proxy or giving notice of revocation at the special meeting;

o    submitting a later-dated proxy relating to the same shares; or

o    attending the special meeting and voting in person.

Any proxy or written notice of revocation of a proxy either must be delivered at the special meeting or must be sent, in time to be received before the special meeting, to us at the address on the first page of this information statement, or faxed to us at 303-722-4011.

Security Ownership of Management
--------------------------------

The following table sets forth ownership as of June 6, 2005 of the issued and outstanding shares of our $.025 par value common stock held by each director, individually, and all officers and directors as a group, and all persons who own five percent or more of the outstanding shares of our common stock. We have only one class of capital stock, our $.025 par value common stock.

Pursuant to SEC rules, the number of shares of common stock beneficially owned by a specific person or group includes shares issuable pursuant to convertible securities, warrants and options held by such person or group that may be converted or exercised within 60 days after June 6, 2005. These shares are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person or group.

The persons named in the table gave us the stock ownership information about themselves or provided the information in filings made with the SEC. Except as explained in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by them.


                                              Number of             Percent of
       Beneficial Owner                        Shares                 Class
---------------------------------           ------------            ----------
 Scott Menefee  (1)                            120,000                  3.7%
 971 Garfield Street
 Denver, CO 80206

 Gregory Pusey (2)
 106 S. University Blvd., #14
 Denver, CO 80209                            1,773,418                 54.2%

 Jeffrey G. McGonegal (3)
 1905 W. Valley Vista Drive
 Castle Rock, CO 80109                         185,000                  5.6%

 All officers and directors as a
 group (3 persons) (1) (2) (3)               2,078,418                 63.5%

 E. Jeffrey Peierls (4)
 73. S. Holman Way
 Golden, CO 80401                              302,224                  9.5%

 Brian Peierls (5)
 7808 Harvestman Cove
 Austin, TX 78731                              219,011                  6.9%

 The Peierls Foundation, Inc. (6)
 C\O U.S. Trust of N.Y.
 114 West 47th Street
 New York, NY 10036                            179,813                  5.7%


     (1) Includes options that are currently exercisable to purchase 90,000 shares that have been granted under our 2001 Stock Incentive Plan.

     (2) Includes 18,604 shares owned jointly by Mr. Pusey and his wife, and an aggregate of 99,811 shares owned by Mrs. Pusey, individually or as custodian for his minor children. Includes options that are currently exercisable to purchase 100,000 shares that have been granted under our 2001 Stock Incentive Plan.

     (3) Includes options that are currently exercisable to purchase 100,000 shares that have been granted under our 2001 Stock Incentive Plan.

     (4) Does not include 179,813 shares held of record by The Peierls Foundation, Inc. or 219,011 shares held of record by Brian E. Peierls.

     (5) Includes 38,500 shares held as a custodian for his minor children. Does not include 179,813 shares held of record by The Peierls Foundation, Inc. or 302,224 shares held of record by E. Jeffrey Peierls.

     (6) Does not include 302,224 shares held of record by E. Jeffrey Peierls or 219,011 shares held of record by Brian E. Peierls.

                             THE PLAN OF LIQUIDATION

Background
----------

Cambridge Holdings holds a number of different assets, including real estate receivables, securities and promissory notes representing loans. See Item 1 in our annual report on form 10KSB for the year ended June 30, 2004 filed with the SEC for a description of our assets. For the past several years, we have sought additional real estate ventures as well as business opportunities outside of real estate, which might have included a merger with another company.

In connection with the SEC's regular review of our filings under the Securities Exchange Act of 1934, on February 17, 2005 we received correspondence from the SEC asking, among other points, whether we should be registered as an investment company under the Investment Company Act of 1940. Generally, an issuer is deemed to be an investment company subject to registration if its holdings of "investment securities," which usually are securities other than securities issued by majority owned subsidiaries and government securities, exceed 40% of the value of its total assets exclusive of government securities and cash items on an unconsolidated basis.

Immediately following our receipt of correspondence from the SEC, we consulted with our legal counsel about the Investment Company Act issues raised by the SEC's letter. Our counsel recommended that we engage special legal counsel with significant experience related to the Investment Company Act to assist us with this issue and we did in fact engage such special counsel and we are now working with the SEC to respond to its question. Since February 2005, our management and board have undertaken numerous discussions to investigate and explore the best course of action. Several of these discussions included our corporate legal counsel and special legal counsel.

At meetings of our board of directors held on February 22, 2005, and March 23, 2005 the board identified the following alternatives:

o    commence compliance with the Investment Company Act;

o sell or distribute to shareholders some of our assets so that we would no longer be subject to registration as an investment company

o sell the company or some or all of its assets to a strategic or financial buyer; or

o    liquidate.

Our management consulted with our legal counsel about the costs of the various alternatives, and the likelihood of finding a purchaser for the entire company. At the next board of directors meeting held on June 9, 2005, the board reviewed the information that management had gathered. After discussion, the board unanimously concluded that the transaction costs involved in the first three alternatives would significantly reduce the value of the company, and that the best way to maximize shareholder value would be to liquidate. Management and the company's counsel then developed a plan of liquidation to be completed on an orderly basis to maximize value to the shareholders that was unanimously approved by the board of directors on June 9, 2005.

We have advised the SEC of our intention to liquidate our assets in order to, among other factors described below, eliminate the applicability of the Investment Company Act.

Reasons for the Liquidation; Recommendation of our Board of Directors
---------------------------------------------------------------------

In the course of reaching its decision to recommend that our company liquidate, the board of directors consulted with our management, legal and financial advisors. The board of directors considered many factors when making its decision, including:

o    our business, financial condition, earnings and prospects;

o the expenses of compliance with the Investment Company Act and the limitations that being an investment company would put on our business; and

o the market value of our assets and the expenses associated with selling them;

o the belief that we had thoroughly explored the market interest in various strategic transactions and that the alternatives to liquidation were either not feasible or not reasonably likely to provide equal or greater value to our shareholders in a reasonable period of time.

The board of directors also identified and considered potentially negative factors in their deliberations concerning the plan of liquidation, including:

o there could be no assurance that we would be successful in disposing of our assets for values equal to or exceeding those currently estimated or that these dispositions would occur when we expected;

o the possibility that the liquidation would not yield distributions as great as or greater than the recent market prices of our common stock and any distributions might not be made for a long time;

o the probability that the liquidation process would involve a longer pay-off process and would require us to incur potentially larger administrative costs than a transaction with a third party (compared to the probable low cash proceeds from a transaction with a third party);

o the likelihood that the liquidity of our shares would decrease if we paid distributions to our shareholders; and

o some of our shareholders might, depending on their tax basis in their stock, recognize a taxable gain during or upon the completion of the liquidation.

The discussion above of the factors considered and the reasons given for the approval of the plan of liquidation, while not exhaustive, address all of the material factors our board considered. In view of the wide variety of factors considered and the overwhelming belief by the board that the proposed alternative is in the best interest of the shareholders, the board of directors neither quantified or assigned relative weights to the factors above. Rather the board of directors based its recommendation on the totality of the information presented to and considered by it.

After carefully evaluating each of these factors, both positive and negative, our board of directors unanimously decided that the best method to maximize shareholder value was to liquidate our company, and recommended that the shareholders vote in favor of the plan of liquidation. Upon completion or near completion of the liquidation, the board intends to determine whether it will seek to merge the company with an operating business in an attempt to further maximize shareholder value or dissolve the company. In the event a merger is consummated, our shareholders may be diluted as a result of the issuance of securities to our merger partner or its owners, and the name of the company and our trading symbol will likely change.

Interests of Our Directors and Executive Officers in the Liquidation
--------------------------------------------------------------------

All of our executive officers and directors own shares of our common stock or options to purchase shares of our common stock, or both. They, as shareholders, will receive the same per share distribution as our other shareholders. Our executive officers and directors will not receive any fees for their efforts in facilitating and overseeing the liquidation process.

Description of the Plan of Liquidation
--------------------------------------

Certain material features of the plan of liquidation are summarized below. This summary is qualified in its entirety by reference to the complete text of the plan of liquidation and the relevant portions of the Colorado Business Corporation Act. A complete copy of the plan of liquidation is attached to this proxy statement as annex A. Shareholders should carefully read the plan in its entirety.

Conduct of Our Corporation
--------------------------

After shareholder approval of the plan at the special meeting, we will not engage in any business activities except for:

o    collecting our assets;

o disposing of our properties that will not be distributed in kind to our shareholders;

o    discharging or making provision for discharging our liabilities;

o distributing our remaining property, net of a contingency reserve, among our shareholders according to their interests;

o taking other actions necessary to wind up and liquidate our business and affairs; and

o explore possible merger opportunities during and subsequent to the liquidation process.

The board of directors and our remaining officers will oversee our liquidation.

Sale or Distribution of Remaining Assets
----------------------------------------

The plan of liquidation allows us to sell, exchange, transfer, lease, license or otherwise dispose of all our property and assets, including any intangible property and assets, for such consideration and upon such terms and conditions as our board of directors deems appropriate. We may also distribute some assets, such as shares of stock of companies we have invested in, directly to our shareholders. We may sell our assets and properties in bulk to one buyer or a small number of buyers or separately to numerous buyers. We will not be required to obtain appraisals or other third party opinions as to the value of our properties and assets. As part of the liquidation process, we will collect, or make provision for the collection of, all accounts receivable, debts and claims owing to us.

Payment of Claims and Obligations
---------------------------------

Prior to making any liquidating distributions to our shareholders, we will pay or make reasonable provision to pay all of our claims and obligations, including all contingent, conditional or unmatured claims known to us. As soon as practicable after the special meeting, we will notify all of our known creditors and those parties asserting claims against us of our liquidation plans. The notice to our known claimants will describe the procedures they must follow to file their claims with us.

Our board of directors will determine the size of the contingency reserve fund that will be established. This fund will hold an amount of cash or property believed by our directors to be sufficient to account for unknown events, claims, contingencies and expenses incurred in connection with the collection and defense of our property and assets and our liquidation, including claims that are likely to arise or become known later. The reserve will also fund our continued overhead expenses, professional fees and compliance with the filing requirements of the Securities Exchange Act of 1934 for a reasonable future period of time.

Distributions to Shareholders
-----------------------------

Although we are making every effort to keep our costs and expenses as low as possible, we will continue to incur various costs and expenses, including operating costs, professional fees, local and other taxes and miscellaneous office expenses, during the liquidation process. Expenses for professional fees and other expenses of liquidation may be significant. These expenses will reduce the amount of assets available for ultimate distributions to shareholders.

Before making any distribution to our shareholders, our board of directors must first make adequate provision for the payment, satisfaction, and discharge of all known, unascertained, or contingent debts and liabilities, including costs and expenses incurred and anticipated to be incurred in connection with the sale of any assets remaining after the liquidation.

Our board of directors will determine, in its sole discretion and in accordance with applicable law, the timing of, the amount, the kind of, and the record date for any liquidating distributions made to shareholders. Liquidating distributions will be made to shareholders on a pro rata basis. We are not required to pay all of our liabilities and obligations prior to making distributions to shareholders, but we are required to make a good faith estimate of those liabilities and obligations and to hold an adequate amount out of any distributions.

Uncertainties as to the precise net value of our assets and the ultimate amount of our liabilities make it impossible to predict with certainty the aggregate net amount that will ultimately be distributed to shareholders, or the timing of any distribution.

Trading of Our Common Stock; Public Filings
-------------------------------------------

Our common stock is quoted on the Over-The-Counter Bulletin Board System. We intend to continue making required filings with the Securities and Exchange Commission to remain a reporting company under the Securities Exchange Act of 1934. We believe that we may be an attractive merger candidate in the future, although we have made no efforts to identify any merger candidate. The plan of liquidation permits our board of directors to choose in the future to dissolve our company in the event we do not find an attractive merger candidate or other viable alternative, in which case the shares will cease to trade.

Potential Continuing Liability of Shareholders After Liquidation
----------------------------------------------------------------

If our board of directors does not set aside enough cash in the contingency reserve, claims may be brought against us that we cannot pay. Under Colorado law, our shareholders may be liable to successful claimants to the extent of their pro rata share of the claim or the corporate assets previously distributed to them in the liquidation, whichever is less. However, in no event would a shareholder be liable for an amount greater than that received in any liquidating distributions.

We will send our known claimants a notice about the liquidation proceedings shortly after the special meeting or we will pay our liabilities in full. The notice will instruct claimants to deliver their claims to us by a set deadline. If a claim is not filed by the deadline, or we deny a claim, the claimant may bring an enforcement action. If a claimant brings a successful action, we will have to satisfy the claim. If we have already distributed assets to our shareholders such that we do not have sufficient assets to satisfy the claim, our shareholders may be liable to the claimant, subject to the limitations described above. In addition, claimants not known to us at the time we conduct our liquidation may bring claims against in the future and may seek to enforce their claims against our shareholders. Claims that are properly brought may be enforced against our shareholders if we have already distributed all of our assets or do not have enough assets to satisfy the claims, subject to the limitations described above.

No Dissenters' or Appraisal Rights
----------------------------------

Shareholders are not entitled to dissenters' or appraisal rights with respect to the plan of liquidation.

                 THE AMENDMENT TO OUR ARTICLES OF INCORPORATION

Background
----------

In April 2005, the Colorado legislature approved Senate Bill 76 to allow shareholders of Colorado corporations to approve certain actions by written consent from shareholders holding the minimum number of shares that would be required to approve the action at a meeting at which all of the shares entitled to vote on such matter were present and voted. Specifically, Senate Bill 76 amended Section 7-107-104 of the Colorado Business Corporation Act to eliminate the requirement that action to be taken by written consent required the consent of all shareholders entitled to vote on the matter.

Reasons for the Amendment to our Articles of Incorporation;
-----------------------------------------------------------
Recommendation of our Board of Directors
----------------------------------------

The proposed amendment to our Articles of Incorporation to incorporate the provisions of Senate Bill 76 will significantly reduce the time, cost and expense of receiving shareholder approval of matters where the company is able to obtain the consent of shareholders holding a majority or other required minimum amount of our outstanding shares instead of obtaining 100% of the shares entitled to vote on such matter as was previously the case.

In order to obtain the benefits of Senate Bill 76, a corporation must have express language in its Articles of Incorporation that permits its shareholders to take such action by written consent. Accordingly, our board of directors has adopted and is recommending that our shareholders approve of the amendment to our Articles of Incorporation set forth in Appendix B.

                           FORWARD-LOOKING STATEMENTS

This information statement contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this proxy statement and include all statements that are not historical statements of fact regarding our current intent, beliefs, assumptions and expectations with respect to, among other things:

o the liquidation of the company pursuant to the terms of the plan of liquidation; and

o the amount of any liquidating distributions and the timing of any liquidating distributions.

The words "may," "would," "could," "continue," "will," "expect," "estimate," "anticipate," "believe," "hope," "intend," "plan," "approximate" and similar expressions are intended to identify forward-looking statements.

We believe that the expectations reflected in our forward-looking statements are reasonable. However, forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which we cannot control. Our actual results may differ materially from those projected in our forward-looking statements. In evaluating forward-looking statements, you should carefully consider various factors, including the risks outlined in "Risk Factors" beginning on the following page.

                                  RISK FACTORS

The risks described below are the risks that we believe are the material risks of which you should be aware at this time; however, additional risks that we do not know about now, or that we believe are not material at this time, also may prove to be important.

     We cannot assure you of the value of liquidating distributions.

Because we do not know what price we will receive for our assets that we intend to sell or the total amount of liabilities that we will have to pay, we cannot tell you at this time the amount or timing of any liquidating distributions to our shareholders. We could have higher than anticipated liabilities and expenses, it may be more expensive than anticipated for us to resolve claims, and our ongoing expenses during the winding up process may be higher than expected. Consequently, we are unable to assure you that we will be able to make liquidating distributions that exceed the price or prices at which our common stock has recently traded or may trade in the future.

     Resolving potential litigation matters could decrease the cash available for any potential distributions to shareholders.

From time to time we may become involved in lawsuits in the ordinary course of business. We cannot assure you that such lawsuits will not result in any material loss. To the extent we must pay to settle any claims, satisfy any judgments, cover expenses associated with such lawsuits and otherwise defend yourself, we will have less cash available for any potential distributions. Currently, we are not involved in any pending lawsuits.

     Shareholders could be liable to the extent of any distributions to them if we are unable to satisfy our liabilities.

Pursuant to the terms of the plan of liquidation, we will promptly pay our expenses and other known liabilities. We will establish a contingency reserve for payment of remaining obligations. However, if insufficient cash is reserved, claims may be brought against us that we cannot pay. In that case, our shareholders may be liable to successful claimants to the extent of their pro rata share of the corporate assets previously distributed to them in the liquidation. However, in no event would a shareholder be liable for an amount greater than that received in any liquidating distributions.

     Prior to a final distribution to shareholders, we may be required to register as an investment company under the Investment Company Act of 1940, which could subject us to various reporting requirements and increased expenses.

While we wind up our business, our board of directors intends to invest our cash assets in investment-grade securities. If we fail to meet certain exemptions from registration under the Investment Company Act of 1940, we would be required to register as an investment company and comply with the requirements of the Investment Company Act. We would then be subject to restrictions on our capital structure and be required to comply with various reporting and other requirements that would subject us to additional expense.

Generally, an issuer is deemed to be an investment company subject to registration if its holdings of "investment securities", which usually are securities other than securities issued by majority owned subsidiaries and government securities, exceed 40% of the value of its total assets exclusive of government securities and cash items on an unconsolidated basis. However, a company that otherwise would be deemed to be an investment company may be excluded from such status for a one-year period provided that such company has a bona fide intent to be engaged as soon as reasonably possible, and in any event within that one-year period, primarily in a business other than that of investing, reinvesting, owning, holding or trading in securities. If we would otherwise be deemed to be an investment company under the Investment Company Act, we intend to rely on this exemption while we attempt to resolve all contingencies pending against us and to liquidate all of our remaining assets. Accordingly, we do not intend to register as an investment company under the Investment Company Act.

If we have not resolved all contingencies pending against us and liquidated all of our remaining assets within the one-year period referred to above, we may be required to (1) apply to the Securities and Exchange Commission for exemptive relief from the requirements of the Investment Company Act, or (2) invest certain of our assets in government securities and cash equivalents that are not considered "investment securities" under the Investment Company Act. There can be no assurance that we will be able to obtain exemptive relief from the Commission. Alternatively, investment in government securities and cash equivalents could yield a significantly lower rate of return than other investments that we could make if we chose to register as an investment company.

     No further shareholder approval will be required for any actions that we might take.

After approving the plan of liquidation, our shareholders will not be entitled to vote on any additional corporate actions that we now contemplate taking to wind up our business. Accordingly, we will not be required to seek shareholder approval of the manner in which we dispose of our assets or the consideration received for our assets.

     If you dispose of all or a portion your holdings prior to future record dates for distributions, you will not be entitled to receive distributions with respect to such shares.

We intend to make distributions of our assets as soon as economically feasible. At such time as we are in a position to make distributions, our board of directors will establish a record date for distributions to our shareholders. If you have sold all or any portion of your holdings prior to any such record date, you will not be entitled to receive any distributions with respect to shares sold prior to the applicable record date.

     Distributions of our assets may require the payment of taxes by our shareholders.

You will receive distributions of assets that may require the payment of income taxes based upon the fair value of the property you receive, as adjusted. The funding for such income tax payments will be your responsibility and could require that you sell all or a portion of the assets you receive in the distribution to pay the income tax liability, unless you have other sources of funds.

     We may have liability for our failure to register as an investment company under the Investment Company Act of 1940.

We may be required to expend resources to defend or settle potential claims against the company, our officers and directors by the SEC or others as a result of our failure to register as an investment company. Such claims could be expensive and time consuming and could reduce or eliminate the value that shareholders would otherwise receive in a liquidation.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

General
-------

The following discussion summarizes certain material U.S. federal income tax consequences related to our liquidation pursuant to the plan of liquidation. This discussion is based on the Internal Revenue Code of 1986, as amended, treasury regulations promulgated under the Internal Revenue Code, judicial decisions, and administrative rulings as of the date of this information statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. The discussion below does not address all U.S. federal income tax consequences or any state, local or foreign tax consequences of our liquidation. Shareholders subject to special treatment, including dealers in securities or foreign currency, tax-exempt entities, non-U.S. shareholders, banks, thrifts, insurance companies, persons that hold our stock as part of a "straddle", a "hedge", a "constructive sale" transaction or a "conversion transaction," persons that have a "functional currency" other than the U.S. dollar, and investors in pass-through entities, may be subject to special rules not discussed below. This discussion also does not address the U.S. federal income tax consequences to shareholders that do not hold their stock as a capital asset. For purposes of this discussion, a U.S. shareholder is:

o    a citizen or resident of the U.S.;

o a corporation, partnership or other entity organized under the laws of the U.S. or any political subdivision thereof;

o an estate whose income is subject to U.S. federal income taxation regardless of its source; or

o a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

This discussion is for general information only and may not address all tax considerations that may be significant to a holder of our common stock. Shareholders are urged to consult their own tax advisors as to the particular tax consequences of the liquidation, including the applicability and effect of any state, local or foreign laws and changes in applicable tax laws.

Tax consequences to Cambridge Holdings
--------------------------------------

After the plan of liquidation becomes effective and until the liquidation is completed, we will continue to be subject to income tax on any taxable income we recognize. We will recognize gain or loss on sales of our assets. In addition, upon any distributions of assets other than cash to our shareholders, we will recognize gain or loss as if such assets had been sold to shareholders at their fair market value. We may discharge some of our liabilities at less than the face amount of such liabilities. Our discharge of liabilities at less than face amount may result in our realization of income. We currently have approximately $540,000 in net operating loss carryovers and approximately $345,000 in capital loss carryovers available to offset such amounts of taxable income we recognize.

Tax consequences to U.S. shareholders
-------------------------------------

Upon liquidation, a shareholder will recognize gain or loss equal to the difference between (a) the sum of the amount of cash and the fair market value of property (other than cash) distributed to such shareholder directly (or to the liquidating trust on the shareholder's behalf, if applicable), and (b) such shareholder's tax basis in his or her shares of our stock. The gain or loss will be a capital gain or loss, assuming our stock is held by the shareholder as a capital asset, and will be a long term capital gain or loss if the stock has been held for more than one year. Long-term capital gains realized by shareholders that are individuals are generally subject to a 20% maximum federal tax rate. The deductibility of capital losses is subject to limitations. The tax basis of any property other than cash received by each shareholder upon our complete liquidation will be the fair market value of the property at the time of the distribution.

Shareholders may receive one or more liquidating distributions. The amount of any distribution should be applied first to reduce a shareholder's tax basis in his or her shares of our common stock but not below zero. If a shareholder owns more than one block of shares of our common stock, the amount of any distribution must be allocated among the several blocks of shares owned by the shareholder in the proportion that the number of shares in a particular block bears to the total number of shares owned by the shareholder. The amount of the distributions (including distributions to a liquidating trust, if applicable) in excess of a shareholder's basis in his or her stock will be gain, and should be recognized in the year that the aggregate amount of the distributions received (or transferred to a liquidating trust, if applicable) exceed the shareholder's basis in his or her stock. If the amount of the distributions is less than the shareholder's basis in its shares of our common stock, the shareholder will generally recognize a loss in the year the final distribution is received or deemed received in the case of a transfer to a liquidating trust.

If we make any liquidating distributions, we will provide shareholders and the Internal Revenue Service with a statement of the cash and the fair market value of any property distributed to the shareholders (or transferred to a liquidating trust) during that year as determined by our company, at such time and in such manner as required by the treasury regulations.

Backup Withholding
------------------

Unless a shareholder complies with certain reporting and certification procedures or is an exempt recipient under applicable provisions of the Internal Revenue Code and treasury regulations promulgated under the Internal Revenue Code, the shareholder may be subject to a 30% backup withholding tax with respect to any payments received pursuant to the liquidation. Backup withholding generally will not apply to payments made to certain exempt recipients such as a corporation or financial institution or to a shareholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If backup withholding applies, the amount withheld is not an additional tax, but is credited against that shareholder's U.S. federal income tax liability.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Anything we file with the SEC may be read and copied at the following locations of the SEC:

o    Public Reference Room
     Room 1024, Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, DC 20549

o    New York Regional Office
     Woolworth Building
     233 Broadway
     New York, NY 10279

o    Chicago Regional Office
     175 West Jackson Blvd.
     Suite 900
     Chicago, IL 60604

Please call the SEC at 1-800-732-0330 for further information on the public reference rooms. Our SEC filings also should be available to the public from commercial document retrieval services and at the web site the SEC maintains at http://www.sec.gov.

The SEC allows us to incorporate by reference information into this information statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this information statement, except for any information superseded by information contained directly in, or incorporated by reference in, this information statement. This information statement incorporates by reference the documents set forth below that we previously filed with the SEC and that contain important information about us:

o    Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; and

o Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2004, December 30, 2004 and March 31, 2005.

We may be required to file other documents with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the time this information statement is mailed and the date of the special meeting. Those other documents will be deemed to be incorporated by reference into this information statement and to be a part of it from the date they are filed with the SEC.

You may obtain any of the documents incorporated by reference through us, the SEC or the SEC's web site as previously described. Document incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. You may obtain documents incorporated by reference in this proxy statement by requesting them in writing. If you would like to request documents from us in advance of the special meeting, please send a request to us promptly at the following address: :

Cambridge Holdings, Ltd., 106 South University Blvd., #14, Denver, CO 80209,
Attention: Jeff McGonegal.

                                     Annex A
                                     -------

                               PLAN OF LIQUIDATION
                           OF CAMBRIDGE HOLDINGS, LTD.

WHEREAS, the Board of Directors (the "Board") of Cambridge Holdings, Ltd., a Colorado corporation (the "Company"), has deemed it advisable that the Company should be liquidated and has approved and determined that this Plan of Liquidation of Cambridge Holdings, Ltd. (the "Plan") is advisable and in the best interests of the shareholders of the Company;

WHEREAS, the Board has directed that the Plan be submitted to the shareholders of the Company for their approval or rejection at a special meeting of shareholders of the Company to be held on such date as the Board may determine, in accordance with the requirements of the Colorado Business Corporation Act (the "Colorado Act") and the Company's Articles of Incorporation and Bylaws; and

WHEREAS, holders of a majority of the Company's outstanding shares of common stock have informed the Company that they intend to vote in favor of the Plan, and the Board has authorized the filing with the Securities and Exchange Commission and the distribution to shareholders of an information statement in connection such meeting;

NOW, THEREFORE, the Board hereby adopts and sets forth the Plan as follows:

1. Effective Date of the Plan. The effective date of the Plan (the "Effective Date") shall be the date on which holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the special meeting and voting as a single voting group approve the Plan.

2. Cessation Of Business Activities. After the Effective Date, the Company shall not engage in any business activities except for activities necessary to collect its assets, dispose of its properties that will not be distributed in kind to its shareholders, discharge or make provision for discharging its liabilities, distribute its remaining property equally among its shareholders according to their interests, and take other actions necessary to wind up and liquidate its business and affairs.

3. Liquidation of Assets. After the Effective Date, the Company shall sell, exchange, transfer, lease, license, or otherwise dispose of all of its property and assets, including any intangible property and assets, to the extent, for the consideration (which may consist in whole or in part of money or other property) and upon such terms and conditions as the Board deems expedient and in the best interests of the Company and its shareholders, without any further vote or action by the Company's shareholders. The Company may also distribute some assets, directly to our shareholders. The Company's assets and properties may be sold in bulk to one buyer or a small number of buyers or separately to numerous buyers. The Company will not be required to obtain appraisals or other third party opinions as to the value of its properties and assets in connection with the liquidation. As part of the liquidation of its property and assets, the Company will collect, or make provision for the collection of, all accounts receivable, debts and claims owing to the Company.

4. Payment of Debts. Prior to making any distributions to its shareholders, the Company shall pay, or as determined by the Board or by any court of competent jurisdiction, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company. As soon as practicable after the Effective Date, the Company shall notify all known creditors and those asserting claims against the Company, whether such claims are fixed, contingent, conditional, or unmatured (collectively, the "Known Claimants"), of the liquidation of the Company and describing the procedure for filing their claims with the Company. Following the Effective Date, the Board shall establish a contingency reserve (the "Contingency Reserve") and set aside into the Contingency Reserve such amounts of cash or property of the Company as the Board, in its discretion, determines are sufficient to account for unknown events, claims, contingencies and expenses incurred in connection with the collection and defense of the Company's property and assets and the liquidation provided for in the Plan, including claims that are likely to arise or become known to the Company after the liquidation is complete. The Contingency Fund shall also contain funds sufficient to enable the Company to continue to make required filings under the Securities Exchange Act of 1934 for such period of time as the Board deems advisable.

5. Distributions to Shareholders. Following the liquidation of its assets as provided in Section 3 hereof and the payment or the provision for the payment of claims and obligations as provided in Section 4 hereof, the Company shall distribute pro rata to the holders of its outstanding common stock all of its remaining property and assets, if any, in one or a series of distributions.

6. Dissolution. The Board may choose to dissolve the Company without further action of the shareholders, and shall take such steps as are required to effect dissolution of the Company under Colorado and Federal law.

7. Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the actions referred to herein, to interpret any of the provisions of the Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of the Plan and effect the complete liquidation.

8. Compensation. The Company may pay to its officers, directors, employees and agents or trustees, or any of them, compensation for services rendered in connection with the implementation of the Plan. Approval of the Plan by the shareholders of the Company shall constitute the approval of the shareholders of the payment of any such compensation referred to in this Section.

9. Indemnification. The Company shall continue to indemnify its officers, directors, employees, agents and trustees in accordance with its Articles of Incorporation, Bylaws and any contractual arrangements as therein or elsewhere provided, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of the Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may be satisfied out of the Contingency Reserve. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company's indemnification obligations.

10. Costs. The Company is authorized, empowered and directed to pay all legal, accounting, printing and other fees, costs and expenses for services rendered to the Company in connection with the preparation, adoption and implementation of the Plan, including, without limitation, any such fees and expenses incurred in connection with the preparation and distribution of an information statement for the meeting of shareholders to be held for the purpose, among others, of voting upon the approval of the Plan.

                                     Annex B
                                     -------

                  AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                            CAMBRIDGE HOLDINGS, LTD.


     Cambridge Holdings, Ltd., a Colorado corporation (the "Corporation"), hereby amends its Articles of Incorporation. The Amendment to the Articles of Incorporation (the "Amendment") was approved by the Corporation's shareholders on _______________. The number of votes cast for the Amendment by each voting group entitled to vote separately on the Amendment was sufficient for approval by that voting group.


     The Articles of Incorporation of the Corporation are amended by the addition of the following Article NINETEENTH:


     Any action required or permitted by Articles 101 to 117 of the Colorado Business Corporation Act (the "Act") may be taken without a meeting as contemplated in Section 7-107-104 of the Act.